Exhibit 10.5
                                                      Pittway Corporation
                                                      September 30, 1999
                                                      Form 10-Q


                       PITTWAY CORPORATION
                     CHANGE OF CONTROL PLAN
                           ACCEPTANCE


     The undersigned, who is a party to an Employment Agreement with Pittway Corporation ("Pittway") dated as of January 1, 1998, as amended as of March 18, 1999, and who has been designated by the Compensation Committee of the Board of Directors of Pittway to participate in the Pittway Corporation Change of Control Plan that became effective September 15, 1999 (the "Plan"), hereby accepts the terms of the Plan.

     Dated: October 24, 1999.


                              Edward J. Schwartz